U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 9, 2005
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

  Delaware                            0-16214                   14-0462060
(State or other jurisdiction        (Commission                (IRS employer
 of incorporation)                  file number)             identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal
Year

On November 9, 2005, the Board of Directors of Albany International Corp. ("the Registrant") amended the Registrant's By Laws. The amendment removes the provisions relating to the Chairman from the "Officers" section of the By Laws and transfers it to the "Directors" section, making clearer that a non-executive Chairman is not a corporate officer.

A copy of the amended By Laws is being filed as an exhibit.

Item 9.01 Financial Statements and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.

      (d) Exhibits.

            A copy of the Registrant's amended By Laws is filed as an exhibit.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.

                                             By: /s/ Michael C. Nahl
                                                 ----------------------
                                             Name: Michael C. Nahl
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

Date: November 10, 2005


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                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

3(b)              By Laws of Registrant.